Exhibit 99.2

Investor Presentation May 2018

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Cautionary Statement on Forward Looking Statements and 2 Disclosure of Non-GAAP Performance Measures Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are reasonable; however, many important factors, as discussed under “Forward Looking Statements” in the Company’s Annual Report on Form 10 K for the year ended December 31, 2017, could cause the Company’s results in the future to differ materially from the forward looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. Forward-looking statements contained herein regarding acquisitions include assumptions about the pricing, timing, and terms and conditions of such acquisitions. We can provide no assurances that our growth strategy will be successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years. Forward-looking statements contained herein regarding the performance of our acquisition and same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company assumes no obligation to update or publicly release any revisions to forward-looking statements made herein or any other forward looking statements made by, or on behalf of, the Company. This presentation uses Non-GAAP financial measures to present the financial performance of the Company. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. We believe the Non-GAAP results are useful to investors because such results help investors compare our results to previous periods and provide insights into underlying trends in our business. In addition, the Company’s presentation of these measures may not be comparable to similarly titled measures of other companies. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations in our press releases on our Investors page of the website and in the Additional Materials section of this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. A copy of the Company’s Form 10 K, and other Carriage Services information and news releases, are available at www.carriageservices.com.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation 11 II. Company Overview

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Carriage Services Overview 12 Business Overview Operating Segment Overview (LTM Mar-18)1 Carriage Services is a leading owner and consolidator of Revenue Field Level EBITDA2 funeral homes and cemeteries in the U.S. After growth and leverage mistakes of 1990’s consolidation mania, Carriage reinvented and evolved the Cemetery Cemetery Consolidation/Operating Model of a highly fragmented 22% 22% industry Highest Consolidated EBITDA Margins in the 66 year history of funeral home and cemetery consolidation Funeral Funeral High Performance Culture Company that just happens to 78% 78% be in the funeral and cemetery industry pioneered by SCI. Diverse National Footprint Track Record of Long-term Revenue Growth $258 $263 $226 $ 243 $248 $191 $ 204 $ 213 $177 $178 $185 $168 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 18—178 Funeral Homes in 29 States LTM Mar 32 Cemeteries in 11 States Carriage Presence Note: Figures shown in millions. 1 Includes Financial revenue and EBITDA. No Carriage Presence 2 Excludes variable overhead, regional fixed overhead, and corporate fixed overhead costs.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation History of Carriage 13 Evolution Into an Industry Leader 1991 1996 1998 1999 2004 2005 2007 2008 2011 2012 2018 Founded as IPO: Last Stock Implemented Refinanced all Created Assumed Board and Launched First Launched Next an acquisition began publicly crashed Innovative 1990?s mania Strategic control of Senior Five Year Five Year company to trading offered along with Funeral era bank loans Acquisition preneed trust Management Carriage Good Carriage Good To consolidate on the common sector Standards and insurance Model investment transformation To Great Great Journey fragmented NASDAQ equity because of Operating private & began to strategy and Journey with a with a theme of Funeral & under the issuance aggressive Model ? placements grow execution theme of 2012: 2017: Owning the Cemetery ticker of CSV growth and Abandoned with ten year selectively A New Future, industry symbol (May 8, over ?Budget & unsecured Beginning Accelerating the ?CSV? 1998) leverage Control? model notes Good To Great Journey! Long Term Track Record of Performance Funeral Homes and Cemeteries Adjusted Consolidated EBITDA Revenue 210 $258 $69 86 $40 $8 1996 2017 1996 2017 1996 2017 Note: Revenue and Adjusted Consolidated EBITDA bar charts are in millions.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation High Performance Culture 14 Framework Innovative and powerful Standards Operating Model has led to industry leading operating and financial performance Entrepreneurial culture and empowerment attracts top industry talent to Carriage One and five year incentives reward top Managing Partners and their teams for growth at sustainable margins Acquisition criteria and valuation methodologies provide discipline for most attractive opportunities in strategic growth markets Standards Operating Model 4E Leadership Model Strategic Acquisition Model Eight Funeral and six Cemetery Used to attract, develop, and retain the Assess acquisition candidates based on operating standards that lead to high top Managing Partners in the industry ten Strategic Criteria each of which is and sustainable financial performance with entrepreneurial and competitive weighted for predictability of future characteristics revenue growth Focus on growing local market share, people development, and key metrics Seek to acquire larger and higher Strong local leadership is required in that drive long term sustainable margin funeral home and cemetery each business to grow high value, revenue and profit growth businesses in large, demographically personal service and sales business at attractive strategic markets Local business market share growth is sustainable profit margins Key criteria: cultural alignment; volume key to achieving sustainable revenue local business is driven by Growth of a and price trends; size of business; size growth that creates powerful financial and through high performing local of market; competitive standing; dynamic of operating leverage employee teams aligned toward demographics; strength of brand; and Annual incentive compensation linked Standards Achievement barriers to entry to Standards Achievement and can be Strategic Criteria Rankings in the 60%-as high as 8% of Funeral Field EBITDA 80% range align well with Standards or Cemetery Field EBITDA, as Operating Model applicable

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Carriage Services’ High Performance Culture Framework

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Funeral Home Operations 16 Segment Overview Total Funeral Home Operating Revenue & Funeral Field EBITDA Margin Operates 178 funeral homes in 29 states within the United States $ 191.8 $ 196.2 Offers a complete range of services to meet a family’s funeral $ 174.0 $ 178.4 $162.0 needs, including: 38.7% 39.3 % Consultation 38.7% 38.5% 36.8 % Removal and preparation of remains Sale of caskets and related funeral merchandise 2014A 2015A 2016A 2017A LTM Use of funeral home facilities for visitation and Mar-18 remembrance services Acquisition Revenue Same Store Revenue Funeral Field EBITDA Margin Provide funeral services and products on both an “Atneed” (time of death) and “Preneed” (planned prior to death) basis Funeral Home Volume Breakdown (2017A) Standards Operating Model allows for flat corporate organizational structure where Managing Partners make local Other 7% business decisions supported by a small regional leadership team of experienced industry professionals Demonstrated long term record of improved performance and earning power evolution of the funeral portfolio profile Cremation Same Store Revenue growth of 1% annually even with Burial 41% 51% Cremation Rate increasing 450 bps since 2013 Sustainable and growing Funeral Field EBITDA Margins Note: Figures shown in millions. See reconciliation of Funeral Field EBITDA on page 37 of this presentation

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Cemetery Operations 17 Segment Overview Cemetery Operating Revenue & Cemetery Field EBITDA Margin Operates 32 cemeteries in 11 states within the United States Product and service offering includes: $ 46.7 $ 48.9 $ 48.2 $ 49.1 $ 42.9 Interment services 32.4% 32.0% 28.5% 28.8% 29.2 % Right to interment in cemetery sites (primarily grave sites, mausoleum crypts and niches) Related cemetery merchandise (e.g. memorials and vaults) 2014A 2015A 2016A 2017A LTM Mar-18 Revenue generated through sales of interment rights and Same Store Revenue Acquisition Revenue Cemetery EBITDA Margin memorials, finance charges from installment sales contracts, and investment income from preneed trusts Cemetery Revenue Breakdown (2017A) Financial Revenue and EBITDA important components to Preneed Cemetery Strategic Ranking/Performance Valuation At-Need Merchandise & Property Services Long term organic improvement in Cemetery performance Sales 9% through upgraded sales leadership talent and improved inventory 11% development Preneed Property At-Need Sales 47% Merchandise & Services 33% Note: Figures shown in millions. See reconciliation of Cemetery Field EBITDA on page 37 of this presentation.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Financial Earnings 18 Preneed & Trust Overview of Financial Earnings Financial Revenue & Financial EBITDA Margin Financial Revenue consists of 4 segments: $ 19.0 $ 19.4 $ 18.6 $ 17.5 $ 17.6 Preneed Funeral Commission Income: Commission earned from 3rd party insurance companies that sell preneed products 93.8 % through Carriage Funeral Homes 92.9% 92.8% 92.0% 92.5 % Strategic decision to de-emphasize preneed funeral sales 92% of new preneed funeral sales through 3rd party insurance companies 2014A 2015A 2016A 2017A LTM Preneed Cemetery Finance Charges Mar-18 Preneed Funeral Trust Earnings: Growth on matured Preneed Cemetery Trust Earnings Funeral insurance and trust contracts Preneed Funeral Trust Earnings Preneed Funeral Commission Income Preneed Cemetery Trust Earnings: Growth on matured Financial EBITDA Margin Preneed Cemetery Merchandise & Service contracts Preneed Cemetery Finance Charges: Interest earned from Financial Revenue Breakdown (2017A) Cemetery customers who pay for property in installments up to Preneed Cemetery 5 years Preneed Funeral Finance Charges Commission Income 10% 7% Carriage does not deliver Preneed Merchandise (urns, vaults, monuments, etc.) prior to death Preneed Funeral and Cemetery Trust Earnings both include revenue from Carriage?s registered investment advisor subsidiary Cemetery Trust Preneed Funeral (CSIA) Earnings Trust Earnings 41% 42% Note: Figures shown in millions.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Financial Earnings 19 Preneed & Trust Strategic Decision to De-emphasize Preneed Funeral Sales Believe in protecting pricing power of Atneed service; No evidence aggressive PNF sales grow local market share and contract average Currently all Carriage funeral homes offer preneed products. Use 3rd party marketing firms to sell in local markets with certain Preneed Funeral competitive dynamics. Preneed Funeral backlog: $479.1 million; $371.5 million insurance funded, $91.8 million trust funded, balance of preneed receivables as of March 31, 2018 CSIA1 manages $71.1 million of PNF trust assets Sales of cemetery merchandise & services on a preneed basis; typically made in conjunction with preneed cemetery property sales. Preneed Cemetery All Cemetery Preneed M&S trust assets $70.3 million, as of March 31, 2018, are managed by CSIA Regulations require 10% of Cemetery property sales to be deposited into trust Cemetery Investment income is earned by Carriage monthly and is recorded as revenue in the current period Perpetual Care Required to use investment income to offset cemetery care and maintenance expenses CSIA1 manages all $47.8 million in perpetual care assets Carriage Senior Management took over trust fund management in October 2008 during the Financial Crisis. Long term track record of prudent investment management (2009 – 2017): 256% Total Return 15.2% Annual Return Investment strategy matches long term nature of underlying preneed contract liabilities and operational cash flow requirements from PC trusts. Buy and hold, value oriented, 3-5 year investment outlook, deep dive credit analysis Long term returns have resulted in $115 million of gains and income accrued to preneed trust contracts or earned through perpetual care Preneed Trust accounts Fund Management Carriage estimates preneed trusts have $30—$35 million in excess funding. Focused on individual company and security analysis and relative value selection Manage a balanced portfolio between high yield fixed income and equity securities ‘Chocolate & Vanilla’: No funds, no private investments, no Level III securities Historically portfolio weighted towards high yield fixed income Large portion of bond portfolio, particularly long dated Jr. Subordinated debt of ‘Too Big to Fail’ financial institutions, built during 2009 and 2H 2011 (U.S. downgrade) Duration: 6.1 years Yield on Cost: 7.1% 79%: BB- or better S&P Rating/Moody’s: 68% B1 or better 1 “CSIA” is Carriage’s Registered Investment Advisor subsidiary Carriage Services Investment Advisors, Inc.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Strategic Acquisition Model 20 Ten Year Vision: To affiliate with the best remaining independently owned funeral home and cemetery businesses in strategic markets where the potential for future revenue growth is the highest Strategic Acquisition Model Strategic Ranking Criteria Goal: Transform Carriage’s operating profile to a relatively higher growth and higher margin vs. current portfolio Qualitative Criteria Weighting Prioritize acquisition targets with larger funeral home and 1. Seller Motivation Alignment 5% combination (funeral & cemetery) businesses in larger, 2. Large Strategic Market 15% demographically attractive markets Typically target Funeral Homes with $2.0-$10 million or higher in 3. Large Strategic Business 15% annual Revenue and 250 -1000 or higher funerals performed annually 4. 10 Years SS Volumes 15% Average Revenue Per Execution will lead to larger EBITDA base and greater 5. 15% concentration in large strategic markets Contract 6. Competitive Standing Trend 10% Recent Acquisition Performance Purchased 23 funeral homes and 1 cemetery since 2013 7. Burial/Cremation Mix Trend 10% Total spend of $143.8 million 8. Demographics Trends 5% Pro Forma EBITDA Contribution: $19.8 million After full integration “Acquired” 9. Institutional Brand Strength 5% Funeral Field EBITDA margin 100-200 bps higher than “Same Store” Funeral 10. Barriers to Entry 5% Field EBITDA margin TOTAL 100% 2017 Revenue up 4% YoY, Field EBITDA up 8% YoY for Acquired Funeral Homes owned more than two full years

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation 21 III. Key Credit Highlights

Key Credit Highlights 22 1 A Leader in the Fragmented Funeral and Cemetery Industry 2 Stable Industry With Favorable Trends 3 National Presence Focused on Local Strategic Markets 4 Standards Operating Model = Industry Leading Results 5 Impressive Financial Results Through the Cycle 6 Experienced and Proven Management Team

CARRIAGE SERVICES
23

1

A Leader in the Fragmented Funeral and Cemetery Industry

A Leader in a Fragmented Market

- The death care industry remains highly fragmented
  - Estimated $18 billion in annual revenue[1]
  - 21,000 funeral homes and cemeteries in the United States
- Mature industry with low organic Revenue growth that generates a high amount of Free Cash Flow
- No common equity has been publically raised in the industry since 1999. All growth achieved with internally generated capital
- Remaining high quality independent businesses have high barriers to entry as heritage and local brand loyalty have been built over generations.
- Carriage provides a unique consolidation and operating framework that offers a highly attractive succession planning solution for the best remaining independent owners of funeral homes and cemeteries
- Nationwide operations provide geographic diversity and significant opportunities to grow in existing markets

Industry Revenue By Market Share

20%			80%
#1	#2	#3	#4+
SCI	StoneMor	***Carriage***	Independent

"Independent" market players are primarily local and family owned

Industry Revenue (in billions)[2]


25
20
15
10
5
0
CAGR 2.0%
2016
2017
2018
2019
2020
2021
Funeral Homes
Cemeteries

Sources: SCI & Carriage 2017 10-K, StoneMor 2016 10-K, Sundale Research 2017, U.S. Department of Commerce
[1] As of September 2017.
[2] As of December 2012.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Stable Industry With 2 Favorable Trends 24 Increasing annual deaths and a growing U.S. population provide tailwinds for Carriage Service’s long term growth outlook Favorable Secular Tailwinds… …Driven By An Aging Population 5.0 Annual Deaths in the U.S. (Mn)¹ U.S. Population Estimate for 75+ Years Old (Mn)¹ 40 3.9 4.0 30 3.0 2.6 20 2.0 10 1.0 0.0 0 2015 2022 2029 2036 2043 2050 2015 2020 2030 Carriage has grown Same Store Revenue despite … and is the Acquirer of Choice for Funeral Owner Increasing Cremation Trends… Succession Planning Given Aging Owner Population Actual and Estimated Cremation Rates2 Age of Funeral Home Owners 50+³ 80% 60% 57% 75% 52% 70% 40% 65% 26% 60% 20% 55% 50% 0% 45% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2006 2007 2008 2009 2011 2012 2014 2016 Actual Estimate Sources: 1 2017 National Population Projections, US CENSUS; 2 National Center for Health Statistics, Sundale Research 2017; 3 Homesteaders Life Company

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation National Presence Focused on 3 Local Strategic Markets 25 A Nationwide Company With a Local Market Focus Carriage has a long term track record of growing in large strategic markets Provides Carriage with opportunities to affiliate with the best remaining independent funeral homes and cemeteries in those local markets Carriage intends to grow its portfolio in attractive strategic markets with favorable demographic and local market operating trends Geographic Footprint Evolution (2006-2017)1 Bristol / Springfield, Other Bristol / Springfield, MA Markets MA 9% 10% San Jose / 7% San Jose / Other Markets Oakland Oakland New 24% 22% New York 17% Orleans City Metro 5% 5% Los Angeles Panama City Metro Other Large Other Large / Ft. Walton 5% Strategic Markets Strategic Markets 5% 31% 52% Ft. Lauderdale / Miami Houston Metro 4% 4% Strategic markets represent attractive areas where Carriage see favorable trends Increase in Strategic Markets from 76% in 1 2006 to 90% in 2017 Includes funeral and cemetery financial revenue (in millions).

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Standards Operating Model = 4 Industry Leading Results 26 Standards Operating Model Funeral Standards Innovative operating model for the funeral and Qualitative Metrics —50% (long term) cemetery industry 30% — Market Share / Volume Growth Weighted towards local Revenue growth through Market Share gains at high and 10% — Continuous Upgrading of Staff sustainable margins 10% — Right Quality of Staff Reduces the need for large corporate bureaucracy which enables Carriage’s flat organizational structure Quantitative Metrics —50% (short term) Decentralized operating model and long-term 15% — Average Revenue Per Funeral Contract performance based compensation are unique in 12% — Salaries & Benefits Range % of Revenue the industry, which enables Carriage to attract the best talent in the industry 10% — Gross Margin Range % of Revenue Evolution of Standards Operating Model has 10% — EBITDAR Margin Range % Revenue led to industry leading organic growth rates 3% — Bad Debt % of Revenue and Consolidated EBITDA Margins Carriage 1/12th the size of SCI on a total revenue basis for the fiscal year ended 100%—Standards Achievement Total 2017

CARRIAGE SERVICES

27

4 Standards Operating Model

"Being The Best" Funeral and Cemetery Operating Company

BEING THE BEST STANDARDS OPERATING MODEL									
Funeral Home Groupings	Group	B	C	B	C	B	C	B	C
	Funeral Contracts	125 - 250	251 - 400	125 - 250	251 - 400	125 - 250	251 - 400	125 - 250	251 - 400
	Group	1		2		3		4	
	ARPC	<$4,500		$4,500 - $6,000		$6,001 - $7,500		>$7,500	
Funeral Home Standards	Gross Margin %	87 - 89%	87 - 89%	86 - 88%	86 - 88%	85 - 87%	85 - 87%	85 - 87%	85 - 87%
	Salaries & Benefits %	28 - 30%	27 - 29%	26 - 28%	26 - 28%	26 - 28%	26 - 28%	26 - 28%	26 - 28%
	Bad Debt %	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
	Field EBITDAR %	37 - 41%	38 - 42%	38 - 42%	39 - 43%	39 - 43%	41 - 45%	39 - 43%	41 - 45%

Operational Discipline:

- All Funeral businesses grouped based on operational characteristics (Average Revenue per Contract & No. of Funerals).
- Standards designed for flexible decentralized decision making by our Managing Partners.
- Not designed for unsustainable maximum short term profitability, i.e. 100% Standards Achievement.
- Goal of organic growth in Market Share and Revenue at sustainably high profit margins.
  - Volume Growth driven by Market Share gains primary driver of local operating leverage.
- Two People Standards combined with entrepreneurial leadership (4E's) are the critical drivers of long term Standards Achievement.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Impressive Financial Results 5 Through the Cycle 28 Consistent long term growth and improved profitability of Carriage, even through the Recession of ‘08-’09 Revenue Consistency Driven By… EBITDA Margin 26% 22% 24% 25% 27% 26% 26% 27% 29% 30% 27% execution of Focused $248 $258 Standards Operating Model $243 $226 $191 $204 $213 across platform, particularly $177 $178 $185 $168 since 2011 Disciplined execution of Strategic Acquisition Model focused on larger businesses in larger strategic markets 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Improved Overhead support structure evidenced by a Adjusted Free Cash Flow1 reduction of Overhead FCF Conversion 28% 36% 33% 41% 57% 44% 65% 63% 64% 65% 54% spending as % of Revenue $48 Upgraded 4E Managing $45 $39 Partner talent throughout $36 $37 Carriage $29 $19 $23 Highly variable capex, with $14 $14 $12 minimal maintenance needs 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Note: Figures shown in millions. 1 Adjusted free cash flow defined as cash flow from operations less maintenance capex, plus special items. 2007-2015 restated to reflect accounting change related to taxes paid in equity/option exercise.

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Experienced and Proven 6 Management Team 29 Years of Industry Name Experience Background Co-founded Carriage in 1991 and only CEO in CSV history Extensive experience in other industries and roles including venture start-ups while Mel Payne spending 10 years in the private company financial restructuring and turnaround 27 CEO and Chairman business Spent 10 years in the corporate lending business, initially in private placements with Prudential Insurance Company and later with Texas Commerce Bank in Houston Joined Carriage in May 2005 Promoted to Executive Vice President and Chief Operating Officer in February 2017 and Mark Bruce 25 served in various roles throughout the company prior to his current position COO Previously served years in various sales and operational roles with other for 12 leadership public funeral and cemetery service companies Joined Carriage in January 2009 and promoted to Senior VP and Chief Financial Officer Ben Brink in February 2017 9 Served as Treasurer since January 2012 CFO Previously served as Cash Manager for International Paper their Corporate the in Treasury group from 2006 to 2009 Joined Carriage in May 2002 and was promoted to Senior VP and Principal Financial Viki Blinderman Principal Financial Officer in February 2017 16 Served as Chief Accounting Officer since September 2012 Officer Previously as Chief Financial Officer of a privately-held litigation support and served the practiced public accounting Joined Carriage in September 2007 and was promoted to Senior Vice President, Head of Shawn Phillips Strategic and Corporate Development in February 2017. Head of Corporate 38 Previously served from 1983 to 2007 in various leadership and operational roles with Development other public funeral and cemetery service companies. From 1979 to 1983, worked for an independent funeral operator

30 IV. Financial Overview

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Historical Revenue Profile 31 Commentary Revenue by Segment Over past five years, Carriage has achieved a consistent $ 258.1 $ 263.4 and stable Revenue growth profile $ 242.5 $ 248.2 $ 226.1 Broad based growth across segments Funeral Revenue Growth: 6.1%, driven by 1.1% same store growth and 193% acquisition growth Cemetery Revenue Growth: 4.5%, driven by 2.7% same store growth and 35.0%¹ acquisition growth Financial Revenue Decline: (1.6)%, driven by a decrease in Preneed Funeral Commission Income Strong and stable underlying organic growth 2014A 2015A 2016A 2017A LTM Mar-18 Long Term Revenue and Volume Trends Funeral Home Cemetery Financial Divested Same store growth by volume growth of 0.2% and 0.8% average revenue per contract growth Revenue by Same Store vs. Acquisition Focus on at-need vs. preneed sales preserves pricing $ 258.1 $ 263.4 power of “Best in Class” local businesses $ 226.1 $ 242.5 $ 248.2 Additional growth supplemented by selective and accretive acquisitions Acquisitions reported for 5 full years in CSV Trend Reports Acquisitions revenue grew from $0.5m in 2013 to $37.5m in 2017 Acquisition revenue accounted for 14.5% of 2017 total revenue 2014A 2015A 2016A 2017A LTM Mar-18 Same Store Acquisition Financial Divested Note: Figures shown in millions. For the periods 2014 through 2017, “Same Store” refers to funeral homes owned and operated since January 1, 2014 and “Acquired” Funeral homes are purchased after December 31, 2013. For the LTM Mar-18 period, “Same Store” are Funeral homes owned and operated since January 1, 2014 and “Acquired are Funeral homes purchased after December 31, 2013. ¹ 2014 to 2017 growth

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Historical EBITDA Profile 32 Commentary Adjusted Consolidated EBITDA and Margin Key drivers of Field EBITDA Margin improvement include improved execution of our Standards $ 71.1 $ 73.7 $ 70.6 $ 61.7 $ 68.7 Operating Model and accretive acquisitions, Fixed Regional and Corporate Overhead infrastructure costs create significant operating leverage 29.3% 29.7% 27.3% 26.6% 26.8 % Overhead expenses have grown 2.5% annually compared to annual revenue growth of 4.9% from 2013-20171 Industry leading Adjusted Consolidated EBITDA 2014A 2015A 2016A 2017A LTMMar-18 Margins 2017 Adjusted EBITDA Margin of 26.6% vs Field EBITDA and Margin 24.8% for SCI SCI 12x larger than Carriage (based on Revenue) $ 106.2 $ 90.4 $ 101.5 $ 104.4 $ 104.5 Broad based margin improvements by segment Funeral Home: 38.7% in 2017 42.1% 40.0% 41.9 % Cemetery: 28.8% in 2017 40.5% 40.3 % Financial: 92.5% in 2017 Moderation in 2017 driven by: Ongoing integration of recent funeral home 2014A 2015A 2016A 2017A LTM acquisitions made in 2016 Funeral Home Cemetery Mar-18 Financial Divested Proactive investment in people and IT Field EBITDA Margin infrastructure Lower cemetery preneed property sales Note: Figures shown in millions. “Field EBITDA” excludes variable overhead, regional fixed overhead, and corporate fixed overhead costs. 1 Per Carriage Annual Trend Report

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Historical Cash Flow Profile 33 Commentary Maintenance vs. Growth Capex High fixed asset base generates significant location-$ 29.7 level operating leverage and strong free cash flow Record Q1 2018 free cash flow of $13.4mm Low maintenance capex requirements (approx. 3.5%- $ 16.1 $ 20.0 $ 16.8 $ 16.4 4.0% of funeral and cemetery operating revenue) $ 14.7 $ 8.9 $ 9.4 $ 8.0 $ 6.6 Typical maintenance projects include: facility maintenance and repairs, general equipment $ 7.2 $ 9.7 $ 7.4 $ 8.4 $ 8.1 and furniture, vehicles, paving roads and parking lots, and IT improvements 2014A 2015A 2016A 2017A LTM Mar-18 Disciplined capital allocation policy for discretionary Maintenance Capex Growth Capex growth capex Cemetery development, construction of new Adj. Free Cash Flow & % Adj. EBITDA Conversion funeral homes, and renovations Elevated capex in 2015 due to: Growth capex for three new funeral home $ 47.6 $ 45.2 $ 44.5 facilities, renovations, and cemetery $ 38.6 $ 37.4 development Maintenance capex driven by IT and facility 62.7% 63.6% 64.6% 63.0 % upgrades (paving parking lots, new furniture, 54.5 % etc.) Minimal working capital requirements Free cash flow utilized for debt reduction and highly 2014A 2015A 2016A 2017A LTM accretive M&A Mar-18 ~$143.8mm spend on M&A since 2013 7 Funeral Home business acquired in 2017 Note: Figures shown in millions. Adjusted Free Cash Flow defined as cash flow from operations, less maintenance Capex, plus any incremental special items.

Key Financial Highlights 34 Industry leading EBITDA Margins High and recurring Free Cash Flow generation Significant embedded Operating Leverage Ability to rapidly de-lever absent acquisition activity Track record of rapidly integrating highly accretive acquisitions Minimal capex and working capital needs Leverage Policy: Total Debt/Adj. Consolidated EBITDA of 4—4.5x or less

35 VI. Additional Materials

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Reconciliation of Non-GAAP Measures: 36 Net Income to Adjusted EBITDA EBITDA Adjustments Description of Key Adjustments FYE Ended December 31, LTM A. Recognized accretion of the discount of convertible ($ in millions) 2015 2016 2017 Mar-18 subordinated notes. Accretion is calculated using Net Income $ 20.9 $ 19.6 $ 37.2 $ 39.5 the effective interest method based on a stated Plus: Tax Expense 13.7 12.7 (4.4) (6.3) interest rate of 6.75% and will increase each year Plus: Interest Expense 10.6 11.7 12.9 13.7 through to maturity Plus: Depreciation & Amortization 13.8 15.4 16.0 16.3 B. For the year ended December 31, 2017, Carriage Non-Cash Stock Compensation 4.4 2.9 3.2 3.4 A Accretion of Discount on Covertible Notes 3.5 3.9 4.3 4.5 recognized a (i) $0.9 million gain on the sale of land and (ii) $0.2 million gain on the sale of a Loss on Early Extinguishment of Debt —0.6 — —funeral home business and other assets. B Other, Net 0.0 1.8 (1.1) (1.1) Consolidated EBITDA $ 66.9 $ 68.5 $ 68.1 $ 70.0 C. Realized trust earnings prior to delivery from cemetery merchandise and services trusts allowed C Withdrawable Taxable Income 0.6 — — —in certain states Acquisition and Divestiture Expenses 0.6 0.7 — — Severance and Retirement Costs 1.0 4.0 — —D. Impact of hurricane Harvey and Irma. Represents Consulting Fees 1.9 0.5 — —the property damage and business disruption for D Natural Disaster Costs — —0.6 0.6 thirteen funeral homes and six cemeteries Other special items 0.2 — — —E. Pro forma full year benefit from acquisitions made Adjusted Consolidated EBITDA $ 71.1 $ 73.7 $ 68.7 $ 70.6 at the end of 2017 E Pro Forma Acquisition Adjustments 2.8 Pro Forma Adjusted Consolidated EBITDA $ 73.4 Source: Company filings and 2017 annual report

IBD-NY\CARROTY2018\616232_1\10. Roadshow Presentation\Carriage Investor Presentation Reconciliation of Non-GAAP Measures: 37 Field EBITDA Funeral Field EBITDA FYE Ended December 31, LTM ($ in millions) 2014 2015 2016 2017 Mar-18 Gross Profit (GAAP) $ 54.1 $ 59.4 $ 61.6 $ 61.4 $ 62.1 Depreciation & Amortization 6.8 7.6 8.9 9.8 10.0 Regional & Unallocated Costs 7.9 9.6 8.7 10.8 11.2 Funeral Financial EBITDA (8.3) (8.2) (7.9) (7.5) (7.6) Divested EBITDA (1.0) (1.0) (1.2) (0.3) (0.3) Funeral Field EBITDA $ 59.5 $ 67.4 $ 70.2 $ 74.1 $ 75.4 Cemetery Field EBITDA FYE Ended December 31, LTM ($ in millions) 2014 2015 2016 2017 Mar-18 Gross Profit (GAAP) $ 15.9 $ 18.1 $ 18.0 $ 15.4 $ 15.8 Depreciation & Amortization 3.7 4.4 5.0 4.6 4.7 Regional & Unallocated Costs 1.9 2.4 2.2 2.5 2.4 Cemetery Financial EBITDA (9.3) (9.8) (9.6) (8.6) (8.6) Cemetery Field EBITDA $ 12.2 $ 15.1 $ 15.7 $ 13.9 $ 14.3 Source: Company filings and 2017 annual report

Reconciliation of Non-GAAP Measures: 38 Adjusted Free Cash Flow FYE Ended December 31, LTM (US$ in millions) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Mar-18 Cash flow from operations $ 19.6 $ 19.5 $ 16.1 $ 25.7 $ 31.0 $ 25.6 $ 39.8 $ 36.6 $ 51.5 $ 50.0 $ 45.2 $ 52.0 (-) Maint. Capex (7.9) (6.0) (5.2) (7.1) (6.8) (5.1) (6.6) (7.2) (9.7) (7.4) (8.4) (8.1) Free Cash Flow $ 11.7 $ 13.5 $ 10.9 $ 18.6 $ 24.2 $ 20.6 $ 33.2 $ 29.4 $ 41.8 $ 42.6 $ 36.8 $ 43.9 Plus: Incremental Special Items: Stock award tax benefit adjustments — — — — — — —4.8 — — — -Cash used for litigation settlement — —3.3 — —0.2 — — — — — -Acquistion and divestiture expenses — — — —1.2 1.3 0.8 1.2 0.6 0.5 — -Severance costs — — — —1.9 0.8 1.5 1.1 1.0 4.0 — -Consulting Fees — — — —0.1 —0.6 0.4 1.9 0.5 — -Natural Disaster Costs — — — — — — — — — —0.6 0.6 Other Incentive Compensation — — — —1.1 — —1.0 — — — -Convertible redemption premium — — — — — — —0.8 — — — -Securitites Transaction Expenses — — — —0.5 —0.2 — — — — -Adjusted Free Cash Flow $ 11.7 $ 13.5 $ 14.2 $ 18.6 $ 29.0 $ 22.9 $ 36.2 $ 38.6 $ 45.2 $ 47.6 $ 37.4 $ 44.5

THANK YOU FOR YOUR TIME CONTACT US 3040 Post Oak Blvd. #300 713-332-8400 Houston, TX 77056 InvestorRelations@CarriageServices.com